Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,Wayne A. Doss, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Innocent,Inc., for the 2nd quarter ended February 28, 2010 and 2009, fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Innocent, Inc.

      Date:  April 14, 2010

                                    /s/ Wayne A Doss
                                    ------------------------------
                                    Wayne A Doss
                                    President, C.E.O. and Director
                                    (Principal Executive Officer)